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                                                                    EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-79772) of Datum Inc. of our report dated February 17, 1997 appearing on page F-1 of this Form 10-K.



PRICE WATERHOUSE LLP

Costa Mesa, California
February 6, 1998